Exhibit 21.1

VIRGIN MEDIA INC

LIST OF SUBSIDIARY COMPANIES

AS AT JANUARY 31, 2012

Company	Jurisdiction
Action Stations (2000) Limited	UK (England and Wales)
Action Stations (Lakeside) Limited	UK (England and Wales)
Anglia Cable Communications Limited	UK (England and Wales)
Avon Cable Investments Limited	UK (England and Wales)
Barnsley Cable Communications Limited	UK (England and Wales)
BCMV Limited	UK (England and Wales)
Bearsden Nominees, Inc	USA (Delaware)
Birmingham Cable Corporation Limited	UK (England and Wales)
Birmingham Cable Finance Limited	Channel Islands (Jersey)
Birmingham Cable Limited	UK (England and Wales)
Blue Yonder Workwise Limited	UK (England and Wales)
Bluebottle Call Limited	UK (England and Wales)
Bradford Cable Communications Limited	UK (England and Wales)
Cable Adnet Limited	UK (England and Wales)
Cable Camden Limited	UK (England and Wales)
Cable Communications (Telecom) Limited	UK (England and Wales)
Cable Communications Limited	UK (England and Wales)
Cable Enfield Limited	UK (England and Wales)
Cable Finance Limited	Channel Islands (Jersey)
Cable Hackney & Islington Limited	UK (England and Wales)
Cable Haringey Limited	UK (England and Wales)
Cable Interactive Limited	UK (England and Wales)
Cable Internet Limited	UK (England and Wales)
Cable London Limited	UK (England and Wales)
Cable on Demand Limited	UK (England and Wales)
CableTel (UK) Limited	UK (England and Wales)
CableTel Herts and Beds Limited	UK (England and Wales)
CableTel Northern Ireland Limited	UK (Northern Ireland)
CableTel Programming, Inc	USA (Delaware)
CableTel Scotland Limited	UK (Scotland)
CableTel Surrey and Hampshire Limited	UK (England and Wales)
CableTel Ventures Inc	USA (Delaware)
CableTel West Glamorgan Limited	UK (England and Wales)
CableTel West Riding Limited	UK (England and Wales)
Cambridge Cable Services Limited	UK (England and Wales)
Cambridge Holding Company Limited	UK (England and Wales)

Capital City Cablevision Limited	UK (Scotland)
CCL Corporate Communication Services Limited	UK (England and Wales)
Central Cable Holdings Limited	UK (England and Wales)
Central Cable Limited	UK (England and Wales)
Central Cable Sales Limited	UK (England and Wales)
Chariot Collection Services Limited	UK (England and Wales)
Continental Shelf 16 Limited	UK (England and Wales)
Credit-Track Debt Recovery Limited	UK (England and Wales)
Crystal Palace Radio Limited	UK (England and Wales)
Crystalvision Productions Limited	UK (England and Wales)
De Facto 1159 Limited	UK (England and Wales)
Diamond Cable Communications Limited	UK (England and Wales)
Doncaster Cable Communications Limited	UK (England and Wales)
Dundee Cable and Satellite Limited	UK (Scotland)
East Coast Cable Limited	UK (England and Wales)
Ed Stone Limited	UK (England and Wales)
Edinburgh Cablevision Limited	UK (Scotland)
EMS Investments Limited	UK (England and Wales)
Eurobell (Holdings) Limited	UK (England and Wales)
Eurobell (IDA) Limited	UK (England and Wales)
Eurobell (No 2) Limited	UK (England and Wales)
Eurobell (No 3) Limited	UK (England and Wales)
Eurobell (No 4) Limited	UK (England and Wales)
Eurobell (South West) Limited	UK (England and Wales)
Eurobell (Sussex ) Limited	UK (England and Wales)
Eurobell (West Kent) Limited	UK (England and Wales)
Eurobell CPE Limited	UK (England and Wales)
Eurobell Internet Services Limited	UK (England and Wales)
Eurobell Limited	UK (England and Wales)
European Business Network Limited	UK (England and Wales)
Fastrak Limited	UK (England and Wales)
Filegale Limited	UK (England and Wales)
Fleximedia Limited	UK (England and Wales)
Flextech (1992) Limited	UK (England and Wales)
Flextech (Kindernet Investment) Limited	UK (England and Wales)
Flextech (Travel Channel) Limited	UK (England and Wales)
Flextech B Limited	UK (England and Wales)
Flextech Broadband Holdings Limited	UK (England and Wales)
Flextech Broadband Limited	UK (England and Wales)
Flextech Broadcasting Limited	UK (England and Wales)
Flextech Business News Limited	UK (England and Wales)
Flextech C	UK (England and Wales)

Flextech Childrens Channel Limited	UK (England and Wales)
Flextech Communications Limited	UK (England and Wales)
Flextech Digital Broadcasting Limited	UK (England and Wales)
Flextech Distribution Limited	UK (England and Wales)
Flextech Family Channel Limited	UK (England and Wales)
Flextech Homeshopping Limited	UK (England and Wales)
Flextech Interactive Limited	UK (England and Wales)
Flextech IVS Limited	UK (England and Wales)
Flextech L Limited	UK (England and Wales)
Flextech Limited	UK (England and Wales)
Flextech Media Holdings Limited	UK (England and Wales)
Flextech T Limited	UK (England and Wales)
Flextech Video Games Limited	UK (England and Wales)
Florida Homeshopping Limited	UK (England and Wales)
Future Entertainment Sàrl	Luxembourg
General Cable Group Limited	UK (England and Wales)
General Cable Holdings Limited	UK (England and Wales)
General Cable Investments Limited	UK (England and Wales)
General Cable Limited	UK (England and Wales)
General Cable Programming Limited	UK (England and Wales)
Halifax Cable Communications Limited	UK (England and Wales)
Hieronymous Limited	UK (Scotland)
Imminus (Ireland) Limited	Irish Republic (Dublin)
Interactive Digital Sales Limited	UK (England and Wales)
IVS Cable Holdings Limited	Channel Islands (Jersey)
Jewel Holdings	UK (England and Wales)
Lanbase European Holdings Limited	UK (England and Wales)
Lanbase Limited	UK (England and Wales)
Lewis Reed Debt Recovery Limited	UK (England and Wales)
M&NW Network II Limited	UK (England and Wales)
M&NW Network Limited	UK (England and Wales)
Matchco Directors Limited	UK (England and Wales)
Matchco Limited	UK (England and Wales)
Matchco Secretaries Limited	UK (England and Wales)
Mayfair Way Management Limited	UK (England and Wales)
Merger Sub Inc	USA (Delaware)
Middlesex Cable Limited	UK (England and Wales)
Network Gaming Consulting Limited	UK (England and Wales)
NNS UK Holdings 1 LLC	UK (England & Wales)
NNS UK Holdings 2, Inc	UK (England & Wales)
North CableComms Holdings, Inc	UK (England & Wales)
North CableComms LLC	UK (England & Wales)

North CableComms Management, Inc	UK (England & Wales)
Northern Credit Limited	UK (England and Wales)
ntl (Aylesbury and Chiltern) Limited	UK (England and Wales)
ntl (B) Limited	UK (England and Wales)
ntl (BCM Plan) Pension Trustees Limited	UK (England and Wales)
ntl (Broadland) Limited	UK (England and Wales)
ntl (City and Westminster) Limited	UK (England and Wales)
ntl (County Durham) Limited	UK (England and Wales)
ntl (CRUK)	UK (England and Wales)
ntl (CWC Holdings)	UK (England and Wales)
ntl (CWC) Corporation Limited	UK (England and Wales)
ntl (CWC) Limited	UK (England and Wales)
ntl (CWC) Programming Limited	UK (England and Wales)
ntl (CWC) UK	UK (England and Wales)
ntl (Ealing) Limited	UK (England and Wales)
ntl (Fenland) Limited	UK (England and Wales)
ntl (Greenwich and Lewisham) Limited	UK (England and Wales)
ntl (Hampshire) Limited	UK (England and Wales)
ntl (Harrogate) Limited	UK (England and Wales)
ntl (Harrow) Limited	UK (England and Wales)
ntl (Kent) Limited	UK (England and Wales)
ntl (Lambeth and Southwark) Limited	UK (England and Wales)
ntl (Leeds) Limited	UK (England and Wales)
ntl (Norwich) Limited	UK (England and Wales)
ntl (Peterborough) Limited	UK (England and Wales)
ntl (South East) Limited	UK (England and Wales)
ntl (South Hertfordshire) Limited	UK (England and Wales)
ntl (South London) Limited	UK (England and Wales)
ntl (Southampton and Eastleigh) Limited	UK (England and Wales)
ntl (Sunderland) Limited	UK (England and Wales)
ntl (Thamesmead) Limited	UK (England and Wales)
NTL (Triangle) LLC	UK (England & Wales)
ntl (V)	UK (England and Wales)
ntl (V) Plan Pension Trustees Limited	UK (England and Wales)
ntl (Wandsworth) Limited	UK (England and Wales)
ntl (Wearside) Limited	UK (England and Wales)
ntl (West London) Limited	UK (England and Wales)
ntl (YorCan) Limited	UK (England and Wales)
ntl (York) Limited	UK (England and Wales)
ntl Acquisition Company Limited	UK (England and Wales)
ntl Bolton Cablevision Holding Company	UK (England and Wales)
NTL Brighton LLC	USA (Delaware)

NTL Bromley Company	UK (England & Wales)
ntl Business (Ireland) Limited	UK (England and Wales)
ntl Business Limited	UK (England and Wales)
ntl CableComms Bolton	UK (England and Wales)
ntl CableComms Bromley	UK (England and Wales)
ntl CableComms Bury and Rochdale	UK (England and Wales)
ntl CableComms Cheshire	UK (England and Wales)
ntl CableComms Derby	UK (England and Wales)
ntl CableComms East Lancashire	UK (England and Wales)
ntl CableComms Greater Manchester	UK (England and Wales)
ntl CableComms Group Limited	UK (England and Wales)
NTL CableComms Group, Inc	UK (England & Wales)
ntl CableComms Holdings No 1 Limited	UK (England and Wales)
ntl CableComms Holdings No 2 Limited	UK (England and Wales)
ntl CableComms Lancashire No 1	UK (England and Wales)
ntl CableComms Lancashire No 2	UK (England and Wales)
ntl CableComms Limited	UK (England and Wales)
ntl CableComms Macclesfield	UK (England and Wales)
ntl CableComms Manchester Limited	UK (England and Wales)
ntl CableComms Oldham and Tameside	UK (England and Wales)
ntl CableComms Solent	UK (England and Wales)
ntl CableComms Staffordshire	UK (England and Wales)
ntl CableComms Stockport	UK (England and Wales)
ntl CableComms Surrey	UK (England and Wales)
ntl CableComms Sussex	UK (England and Wales)
ntl CableComms Wessex	UK (England and Wales)
ntl CableComms West Surrey Limited	UK (England and Wales)
ntl CableComms Wirral	UK (England and Wales)
ntl Cambridge Limited	UK (England and Wales)
NTL Chartwell Holdings 2, Inc	UK (England & Wales)
ntl Chartwell Holdings Limited	UK (England and Wales)
NTL Chartwell Holdings, Inc	UK (England & Wales)
ntl Communications Services Limited	UK (England and Wales)
ntl Darlington Limited	UK (England and Wales)
ntl Derby Cablevision Holding Company	UK (England and Wales)
NTL Digital (US), Inc	USA (Delaware)
ntl Digital Ventures Limited	UK (England and Wales)
ntl Fawnspring Limited	UK (England and Wales)
ntl Finance Limited	UK (England and Wales)
ntl Funding Limited	UK (England and Wales)
ntl Glasgow	UK (Scotland)
ntl Glasgow Holdings Limited	UK (England and Wales)

ntl Holdings (Broadland) Limited	UK (England and Wales)
ntl Holdings (East London) Limited	UK (England and Wales)
ntl Holdings (Fenland) Limited	UK (England and Wales)
ntl Holdings (Leeds) Limited	UK (England and Wales)
ntl Holdings (Norwich) Limited	UK (England and Wales)
ntl Holdings (Peterborough) Limited	UK (England and Wales)
NTL International Services, Inc	USA (Delaware)
ntl Internet Services Limited	UK (England and Wales)
ntl Irish Holdings Limited	UK (England and Wales)
ntl Kirklees	UK (England and Wales)
ntl Kirklees Holdings Limited	UK (England and Wales)
ntl Manchester Cablevision Holding Company	UK (England and Wales)
ntl Microclock Services Limited	UK (England and Wales)
ntl Midlands Limited	UK (England and Wales)
ntl National Limited	UK (England and Wales)
ntl National Networks Limited	UK (England and Wales)
NTL North CableComms Holdings, Inc	UK (England and Wales)
NTL North CableComms Management, Inc	UK (England and Wales)
ntl Partcheer Company Limited	UK (England and Wales)
ntl Pension Trustees Limited	UK (England and Wales)
NTL Programming Subsidiary Company	UK (England and Wales)
ntl Rectangle Limited	UK (England and Wales)
NTL Rochester Inc	USA (Delaware)
ntl Sideoffer Limited	UK (England and Wales)
NTL Solent Company	UK (England & Wales)
ntl Solent Telephone and Cable TV Company Limited	UK (England and Wales)
NTL South CableComms Holdings, Inc	UK (England & Wales)
NTL South CableComms Management, Inc	UK (England & Wales)
ntl South Central Limited	UK (England and Wales)
ntl South Wales Limited	UK (England and Wales)
ntl Streetunique Projects Limited	UK (England and Wales)
ntl Streetunit Projects Limited	UK (England and Wales)
ntl Streetusual Services Limited	UK (England and Wales)
ntl Streetvision Services Limited	UK (England and Wales)
ntl Streetvital Services Limited	UK (England and Wales)
ntl Streetwarm Services Limited	UK (England and Wales)
ntl Streetwide Services Limited	UK (England and Wales)
ntl Strikeagent Trading Limited	UK (England and Wales)
ntl Strikeamount Trading Limited	UK (England and Wales)
ntl Strikeapart Trading Limited	UK (England and Wales)
NTL Surrey Company	UK (England & Wales)
NTL Sussex Company	UK (England & Wales)

ntl Technical Support Company Limited	UK (England and Wales)
ntl Teesside Limited	UK (England and Wales)
ntl Telecom Services Limited	UK (England and Wales)
ntl Trustees Limited	UK (England and Wales)
NTL UK CableComms Holdings, Inc	UK (England & Wales)
ntl UK Telephone and Cable TV Holding Company Limited	UK (England and Wales)
ntl Victoria II Limited	UK (England and Wales)
ntl Victoria Limited	UK (England and Wales)
NTL Wessex Company	UK (England & Wales)
ntl Winston Holdings Limited	UK (England and Wales)
NTL Winston Holdings, Inc	UK (England & Wales)
NTL Wirral Company	UK (England & Wales)
ntl Wirral Telephone and Cable TV Company	UK (England and Wales)
Perth Cable Television Limited	UK (Scotland)
Pinnacle Debt Recovery Limited	UK (England and Wales)
Rapid Banking Solutions Limited	UK (England and Wales)
Rapid Business Solutions Limited	UK (England and Wales)
Rapid Personal Digital Solutions Limited	UK (England and Wales)
Rapid Travel Solutions Limited	UK (England and Wales)
Rotherham Cable Communications Limited	UK (England and Wales)
SANE Network Limited	UK (Scotland)
Screenshop Limited	UK (England and Wales)
Sheffield Cable Communications Limited	UK (England and Wales)
Smashedatom Limited	UK (England and Wales)
South CableComms Holdings, Inc	UK (England & Wales)
South CableComms LLC	UK (England & Wales)
South CableComms Management, Inc	UK (England & Wales)
Southern East Anglia Cable Limited	UK (England and Wales)
Southwestern Bell International Holdings Limited	UK (England and Wales)
Telewest Carrier Services Limited	UK (England and Wales)
Telewest Communications (Central Lancashire) Limited	UK (England and Wales)
Telewest Communications (Cotswolds) Limited	UK (England and Wales)
Telewest Communications (Cumbernauld) Limited	UK (Scotland)
Telewest Communications (Dumbarton) Limited	UK (Scotland)
Telewest Communications (Dundee & Perth) Limited	UK (Scotland)
Telewest Communications (East Lothian and Fife) Limited	UK (Scotland)
Telewest Communications (Falkirk) Limited	UK (Scotland)
Telewest Communications (Fylde & Wyre) Limited	UK (England and Wales)
Telewest Communications (Glenrothes) Limited	UK (Scotland)
Telewest Communications (Internet) Limited	UK (England and Wales)
Telewest Communications (Liverpool) Limited	UK (England and Wales)
Telewest Communications (London South) Limited	UK (England and Wales)

Telewest Communications (Midlands and North West) Limited	UK (England and Wales)
Telewest Communications (Midlands) Limited	UK (England and Wales)
Telewest Communications (Motherwell) Limited	UK (Scotland)
Telewest Communications (Nominees) Limited	UK (England and Wales)
Telewest Communications (North East) Limited	UK (England and Wales)
Telewest Communications (North West) Limited	UK (England and Wales)
Telewest Communications (Publications) Limited	UK (England and Wales)
Telewest Communications (Scotland Holdings) Limited	UK (Scotland)
Telewest Communications (Scotland) Limited	UK (Scotland)
Telewest Communications (South East) Limited	UK (England and Wales)
Telewest Communications (South Thames Estuary) Limited	UK (England and Wales)
Telewest Communications (South West) Limited	UK (England and Wales)
Telewest Communications (Southport) Limited	UK (England and Wales)
Telewest Communications (St Helens & Knowsley) Limited	UK (England and Wales)
Telewest Communications (Taunton & Bridgwater) Limited	UK (England and Wales)
Telewest Communications (Telford) Limited	UK (England and Wales)
Telewest Communications (Tyneside) Limited	UK (England and Wales)
Telewest Communications (Wigan) Limited	UK (England and Wales)
Telewest Communications Cable Limited	UK (England and Wales)
Telewest Communications Holdco Limited	UK (England and Wales)
Telewest Communications Holdings Limited	UK (England and Wales)
Telewest Communications Networks Limited	UK (England and Wales)
Telewest Communications Services Limited	UK (England and Wales)
Telewest Directors Limited	UK (England and Wales)
Telewest Global Finance LLC	USA (Delaware)
Telewest Health Trustees Limited	UK (England and Wales)
Telewest Limited	UK (England and Wales)
Telewest Parliamentary Holdings Limited	UK (England and Wales)
Telewest Secretaries Limited	UK (England and Wales)
Telewest Share Trust Limited	UK (England and Wales)
Telewest Trustees Limited	UK (England and Wales)
Telewest UK Limited	UK (England and Wales)
Telewest Workwise Limited	UK (England and Wales)
The Cable Corporation Equipment Limited	UK (England and Wales)
The Cable Corporation Limited	UK (England and Wales)
The Cable Equipment Store Limited	UK (England and Wales)
The North London Channel Limited	UK (England and Wales)
The Yorkshire Cable Group Limited	UK (England and Wales)
Theseus No.1 Limited	UK (England and Wales)
Theseus No.2 Limited	UK (England and Wales)
TVS Television Limited	UK (England and Wales)

United Artists Investments Limited	UK (England and Wales)
Virgin Media (UK) Group, Inc	UK (England & Wales)
Virgin Media Business Limited	UK (England and Wales)
Virgin Media Communications Limited	UK (England and Wales)
Virgin Media Communications Networks Limited	UK (England and Wales)
Virgin Media Directors Limited	UK (England and Wales)
Virgin Media Employee Medical Trust Limited	UK (England and Wales)
Virgin Media Finance PLC	UK (England and Wales)
Virgin Media Group LLC	USA (Delaware)
Virgin Media Holdings Inc	USA (Delaware)
Virgin Media Investment Holdings Limited	UK (England and Wales)
Virgin Media Investments Limited	UK (England and Wales)
Virgin Media Limited	UK (England and Wales)
Virgin Media Payments Limited	UK (England and Wales)
Virgin Media Sales Limited	UK (England and Wales)
Virgin Media Secretaries Limited	UK (England and Wales)
Virgin Media Secured Finance PLC	UK (England and Wales)
Virgin Media SFA Finance Limited	UK (England and Wales)
Virgin Media Wholesale Limited	UK (England and Wales)
Virgin Mobile Group (UK) Limited	UK (England and Wales)
Virgin Mobile Holdings (UK) Limited	UK (England and Wales)
Virgin Mobile Telecoms Limited	UK (England and Wales)
Virgin Net Limited	UK (England and Wales)
VM Real Estate (No 2) Limited	UK (England and Wales)
VM Real Estate Limited	UK (England and Wales)
VM Sundial Limited	UK (England and Wales)
VMIH Sub Limited	UK (England and Wales)
VMWH Limited	UK (England and Wales)
Wakefield Cable Communications Limited	UK (England and Wales)
Windsor Television Limited	UK (England and Wales)
Winston Investors LLC	UK (England & Wales)
Workplace Technologies Trustees Company Limited	UK (England and Wales)
XL Debt Recovery Agency Limited	UK (England and Wales)
X-TANT Limited	UK (England and Wales)
Yorkshire Cable Communications Limited	UK (England and Wales)
Yorkshire Cable Finance Limited	UK (England and Wales)
Yorkshire Cable Limited	UK (England and Wales)
Yorkshire Cable Properties Limited	UK (England and Wales)
Yorkshire Cable Telecom Limited	UK (England and Wales)
Avon Cable Joint Venture	UK (England and Wales)
Avon Cable Limited Partnership	UK (England & Wales)
Chartwell Investors, LP	UK (England & Wales)

Cotswolds Cable Limited Partnership	UK (England & Wales)
Edinburgh Cable Limited Partnership	UK (England & Wales)
Estuaries Cable Limited Partnership	UK (England & Wales)
London South Cable Partnership	UK (England & Wales)
South Hertfordshire United Kingdom Fund, Ltd	USA (Colorado)
TCI US West Cable Communications Group	UK (England & Wales)
Telewest Communications (Cotswolds) Venture	UK (England and Wales)
Telewest Communications (London South) Joint Venture	UK (England and Wales)
Telewest Communications (North East) Partnership	UK (England and Wales)
Telewest Communications (Scotland) Venture	UK (Scotland)
Telewest Communications (South East) Partnership	UK (England and Wales)
Tyneside Cable Limited Partnership	UK (England & Wales)
United Cable (London South) Limited Partnership	UK (England & Wales)